M.S.B. FUND, INC.

MESSAGE FROM THE PRESIDENT:

Dear Shareholder:

I am very pleased to report that the M.S.B. Fund produced a total return of 5.79% for the year-ended December 31, 1999. This performance helped to bring our three-year average annual return to 21.47%. The five and ten-year average annual returns for the periods ending December 31, 1999 were 22.10% and 14.46%, respectively. If a shareholder had invested $10,000 in the Fund at inception in 1964 and reinvested all capital gains and dividends in the Fund, the shareholder's investment would have grown to $581,646 on December 31, 1999.

There is no question that the 20th Century will go down in history as the American Century. The progress and productivity generated by American sweat, diligence and ingenuity was awesome. In 1900, for example, life expectancy was 47 years and inflation-adjusted per capita income was about $4,750. In 1999, life expectancy equaled 77 years and per capita income approximated $32,600. Today, ninety-nine percent of Americans don't think twice about electricity, flush toilets and running water. Back in 1900, only 3% of households had electricity, fewer than 25% had running water and only 15% had the luxury of flush toilets.

Today, the United States is the most powerful and influential nation the world has ever known. It invests more dollars in technology than any other nation, and it's workers are the planet's most skilled, most productive and enjoy the highest living standards.

Key to our continuing economic expansion is price stability. The well-oiled U.S. economic machine produces its best results when inflation remains in check. Fortunately, we have been living in one of the most rewarding low inflationary periods in history. Inflation, as measured by the Consumer Price Index, has averaged 2.5% since the current recovery began in 1991, and continued technological advancements combined with the sound monetary and fiscal policy, suggest inflationary volatility will remain subdued.

Business to business online commerce is estimated to reach $1 trillion by 2003, and is already keeping a lid on prices as some companies are willing to sell products at a loss to gain a share of market. It also allows many businesses to build products after an order has been received thus reducing inventory and distribution costs. Best of all, online buyers get to bid on prices from a multitude of suppliers around the globe.

More and more investors are convinced that America is at the top of its economic gain and continue to demonstrate their confidence by investing in equity securities. Today, about 50% of all adult Americans own stock outright or through equity mutual funds, up from about 16% in 1982, when the current bull market began.

We believe the M.S.B. Fund's investment philosophy of seeking to create shareholder value over time and its investment discipline of investing only in companies with strong balance sheets that are believed to have the capability of generating rising cash-flows should continue to be well positioned to capitalize on our nation's economic prowess, technological supremacy and rising share of world output.

Sincerely,

Joseph R. Ficalora
Joseph R. Ficalora
President

                               M.S.B. FUND, INC.

                             INVESTMENT ACHIEVEMENT

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with the Lipper Large Capitalization Value Funds Average, which is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                           ---------------------------
                             PERIODS ENDING 12/31/99
                           ---------------------------
                           1 Year   5 Years   10 Years
                           ------   -------   --------
M.S.B. Fund, Inc.........   5.79%   22.10%     14.46%
Lipper Large
  Capitalization Value
  Funds Average..........  11.23%   22.56%     15.06%
Standard & Poor's 500
  Composite Stock Price
  Index..................  21.04%   28.56%     18.21%
Dow Jones Industrial
  Average................  27.21%   27.03%     18.35%

* Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Data for the Lipper Large Capitalization Value Funds Average, the S&P 500 and DJIA are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses.

     The following graph shows that an investment of $10,000 in the Fund on December 31, 1989 would have been worth $38,585 on December 31, 1999, assuming all dividends and distributions have been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $53,219.

                               M.S.B. FUND, INC.

                            CUMULATIVE TOTAL RETURN

                                                                            MSB                                S&P
                                                                            ---                                ---
'1989                                                                     10000.00                           10000.00
'1990                                                                      9262.00                            9690.00
'1991                                                                     10833.00                           12636.00
'1992                                                                     11988.00                           13596.00
'1993                                                                     14462.00                           14969.00
'1994                                                                     14219.00                           15164.00
'1995                                                                     17769.00                           20855.00
'1996                                                                     21529.00                           25641.00
'1997                                                                     27746.00                           34195.00
'1998                                                                     36474.00                           43968.00
'1999                                                                     38585.00                           53219.00

                               M.S.B. FUND, INC.

                            TOTAL RETURN COMPARISON

                                      LOGO

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

M.S.B. FUND, INC.

The M.S.B. Fund's net asset value per share on December 31, 1999 was $21.09 versus $21.49 on December 31, 1998. Shareholders received per share distributions from dividend income of $0.0068, short-term capital gains of $0.0624 and long-term capital gains of $1.5345 during the year. The Fund's total return for the one-year period ending December 31, 1999 was 5.79%. For comparison purposes the one-year total return as of December 31, 1999 for the Lipper Large Capitalization Value Funds Average(1) was 11.23%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

During the 8-year period beginning December 31, 1991 and ending December 31, 1999, coinciding with the tenure of the current portfolio management team, the M.S.B. Fund has provided a cumulative total return of 256.17%. This compares favorably to the 8-year cumulative return of 209.59% for the Lipper Growth & Income Funds Average (1992-1998) / Lipper Large Capitalization Value Funds Average (1999)(2). The Fund's average annual total return for the 8-year period ending December 31, 1999 was 17.21% versus 15.17% for the Lipper Growth & Income / Large Capitalization Value Funds Average.

Our portfolio companies continued to deliver consistent earnings growth throughout 1999, nearly identical to their fundamental performance in 1998 or approximately 13%-14% on average. However, their collective stock price performances did not reflect this underlying growth in either year. During 1998, the Fund gained over 30% compared to less than 10% in 1999. This anomaly can be explained by Benjamin Graham's famous quote, "In the short-term, the stock market is a voting machine, in the long-term it is a weighing machine." Stock prices are largely affected by investor emotion over short time periods, however they are largely determined by fundamental performance in the long run.

Investors' appetite for the type of companies owned by the M.S.B. Fund changed significantly from 1998 to 1999. In 1998, the market was suffering from the "Asian Contagion" and investors favored companies that were likely to continue to deliver steady earnings growth through various economic environments. Companies of this type are well represented in the M.S.B. Fund. By early 1999, the memory of the "Asian Contagion" had all but evaporated and Internet euphoria engrossed the investor community. The prospect of higher inflation also fueled the rise in cyclical companies this past year. These two sectors of the market are not represented in the M.S.B. Fund due to the lack of earnings visibility and high valuations in the technology sector and the volatility of earnings in the cyclical sector.

During 1999, we continued our focus on large capitalization issues with strong fundamentals available at reasonable prices with the additions of Cintas Corporation and William Wrigley Jr. Company. We eliminated a number of securities whose market prices reflected their full potential in our opinion or whose fundamentals changed so that continued ownership by the Fund was not warranted. These companies included Electronic Data Systems Corporation, Hewlett-Packard Company, International Flavors & Fragrances Inc., Nike Inc. and Philip Morris Companies Inc.

We prefer to maintain our focus on those companies that can deliver steady earnings growth over time and that can be purchased at reasonable prices. We are confident that over the long-term the stock market will appropriately value the earnings streams of our portfolio companies. We do not believe that it is in shareholders' best interest for the portfolio management team to try to jump from sector to sector attempting to profit from the latest trend.

We do not view the ownership of a stock certificate as a slip of paper to be sold to the next highest bidder, but as a partial ownership position in an ongoing business. The M.S.B. Fund's portfolio turnover is significantly lower than that of other mutual funds. Our average holding period is between 3 and 10 years, a number we would like to see increase over time. In addition to reducing taxable distributions to shareholders, it is a testament to our commitment to becoming long-term partners with our portfolio companies. From time to time, some of our companies may stumble, but provided that the long-term fundamental outlook remains intact, we may use that time as an opportunity to increase our ownership position. However, if the long-term fundamental outlook deteriorates for any of our companies, we will seek to reinvest our capital elsewhere.

During the past 35 years, the M.S.B. Fund has experienced a wide variety of economic environments and stock market cycles. The Fund's investment philosophy of purchasing high quality companies at reasonable prices has persevered throughout this extended period. We are confident that adherence to our investment principles will provide us with continued success as we begin the next millennium.

Footnote 1: Lipper, Inc. reorganized its fund classifications during 1999. The Growth & Income category, of which the M.S.B. Fund was a member, no longer exists. The Fund is now a member of the Large Capitalization Value category.

Footnote 2: In the interest of continuity, we have added the 1999 annual return for the Lipper Large Capitalization Value Funds Average to the 1992-1998 cumulative return for the Lipper Growth & Income Funds Average reported in last year's annual report.

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK (98.2%)

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------
            ADVERTISING (4.3%)
   50,000   Interpublic Group of Cos., Inc....  $ 2,884,375
            BANKS (3.7%)
    6,000   M & T Bank Corp...................    2,485,500
            BEVERAGES-NON-ALCOHOLIC (3.4%)
   40,000   Coca-Cola Co......................    2,330,000
            COMMERCIAL SERVICES (2.7%)
   35,000   Cintas Corp.......................    1,859,375
            COMPUTER SOFTWARE &
              SERVICES (8.8%)
   50,000   Automatic Data Processing, Inc....    2,693,750
   28,000   Microsoft Corp.*..................    3,268,999
                                                -----------
                                                  5,962,749
            DISTRIBUTOR-CONSUMER
              PRODUCTS (3.5%)
   60,000   Sysco Corp........................    2,373,750
            ELECTRICAL EQUIPMENT (3.0%)
   35,000   Emerson Electric Co...............    2,008,125
            ELECTRONICS &
              SEMICONDUCTORS (4.3%)
   35,000   Intel Corp........................    2,880,938
            ENTERTAINMENT (2.8%)
   65,000   Walt Disney Co....................    1,901,250
            FINANCIAL SERVICES (11.5%)
   20,000   American Express Co...............    3,324,999
   35,000   Fannie Mae........................    2,185,313
   50,000   Freddie Mac.......................    2,353,125
                                                -----------
                                                  7,863,437
            FOOD PROCESSING (3.4%)
   27,500   Wm. Wrigley Jr., Co...............    2,280,781

                                                  MARKET
 SHARES                                            VALUE
 ------                                           ------
            FOODS (2.9%)
   50,000   Campbell Soup Co..................  $ 1,934,375
            HEALTH CARE-DIVERSIFIED (3.2%)
   23,500   Johnson & Johnson.................    2,188,438
            HEALTH CARE-DRUGS (5.7%)
   51,000   Abbott Laboratories...............    1,851,938
   30,000   Merck & Co., Inc..................    2,011,874
                                                -----------
                                                  3,863,812
            HOUSEHOLD PRODUCTS (3.4%)
   45,000   Clorox Co.........................    2,266,875
            INSURANCE (5.0%)
       60   Berkshire Hathaway, Inc. *........    3,366,000
            OFFICE EQUIPMENT AND
              SUPPLIES (3.2%)
   45,000   Pitney Bowes, Inc.................    2,174,063
            PERSONAL CARE (3.0%)
   50,000   Gillette Co.......................    2,059,375
            PUBLISHING-NEWSPAPERS (3.6%)
   30,000   Gannett Co., Inc..................    2,446,875
            RESTAURANTS (2.7%)
   45,000   McDonald's Corp...................    1,814,063
            RETAIL-DRUG CHAINS (2.5%)
   57,000   Walgreen Co.......................    1,667,250
            RETAIL-FOOD CHAINS (2.9%)
   60,000   Albertson's, Inc..................    1,935,000
            RETAIL-GENERAL
              MERCHANDISE (4.6%)
   45,000   Wal-Mart Stores, Inc..............    3,110,625

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT                                            VALUE
---------                                         ------
            RETAIL-SPECIALTY STORES (4.1%)
   60,000   Gap, Inc..........................  $ 2,760,000
                                                -----------
            Total Common Stocks
              (Cost $40,802,916)..............   66,417,031
                                                -----------
           COMMERCIAL PAPER (1.7%)
            FINANCIAL SERVICES (1.7%)
$ 551,000   Ford Motor Credit Corp.,
              1.00%, 1/3/00...................  $   551,000
  600,000   Household Finance Corp.,
              4.00%, 1/3/00...................      600,000
                                                -----------
            Total Commercial Paper
              (Cost $1,151,000)...............    1,151,000
                                                -----------

                                                    MARKET
                                                     VALUE
                                                    ------
             Total Investments (Cost
               $41,953,916) (a).........   99.9%  $67,568,031
             Other assets in excess of
               liabilities..............    0.1%       86,856
                                          -----   -----------
             Total Net Assets...........  100.0%  $67,654,887
                                          =====   ===========

(a) Aggregate cost for Federal income tax purposes is the same as for financial reporting purposes. At December 31, 1999, the net unrealized appreciation for tax purposes for all securities of $25,614,115 consists of gross unrealized appreciation of $27,770,481 and gross unrealized depreciation of $2,156,366.

 *  Non-income producing security.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              DECEMBER 31,
                                                                  1999
                                                              ------------
ASSETS:
Investment in securities, at value (Cost $41,953,916).......  $67,568,031
Cash........................................................          394
Dividends and interest receivable...........................       21,707
Prepaid expenses............................................       72,232
                                                              -----------
  Total assets..............................................   67,662,364
LIABILITIES:
Accrued expenses payable....................................        7,477
                                                              -----------
  Total liabilities.........................................        7,477
                                                              -----------
NET ASSETS, applicable to 3,207,999 shares of Class A
  $.001 par value stock, 5,000,000 shares authorized........  $67,654,887
                                                              ===========
NET ASSETS:
Par value of capital shares.................................  $     3,208
Additional paid in capital..................................   41,872,266
Accumulated net realized gains from investment
  transactions..............................................      165,298
Net unrealized appreciation on investments..................   25,614,115
                                                              -----------
NET ASSETS..................................................  $67,654,887
                                                              ===========
NET ASSET VALUE, offering and redemption price
  per share ($67,654,887/3,207,999 shares)..................  $     21.09
                                                              ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                              DECEMBER 31, 1999
                                                              -----------------
INVESTMENT INCOME:
  Dividends.................................................     $   708,880
  Interest..................................................         141,091
                                                                 -----------
     Total investment income................................         849,971
EXPENSES:
  Investment advisory.......................................         504,642
  Administration............................................          80,400
  Directors'................................................          51,806
  Transfer agent............................................          58,468
  Legal.....................................................          34,491
  Printing..................................................          24,018
  Insurance.................................................          29,209
  Audit.....................................................          24,808
  Custodian.................................................          18,871
  Registration..............................................          13,665
  Miscellaneous.............................................           9,823
                                                                 -----------
     Total expenses.........................................         850,201
     Fee waivers............................................         (17,615)
                                                                 -----------
     Net expenses...........................................         832,586
                                                                 -----------
     Net investment income..................................          17,385
REALIZED AND UNREALIZED GAIN (LOSSES) ON INVESTMENTS:
Net realized gain...........................................       5,015,586
Net change in unrealized appreciation/depreciation..........      (1,268,740)
                                                                 -----------
Net realized and unrealized gain............................       3,746,846
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $ 3,764,231
                                                                 ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
                                                                 1999             1998
                                                                 ----             ----
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    17,385      $    13,653
  Net realized gain on investments..........................    5,015,586        5,141,955
  Net change in unrealized appreciation/depreciation on
     investments............................................   (1,268,740)      10,527,553
                                                              -----------      -----------
Net increase in net assets resulting from operations........    3,764,231       15,683,161
Distributions to shareholders:
  From net investment income................................      (17,385)         (13,653)
  In excess of net investment income........................       (3,261)          (5,934)
  From net realized gains on investments....................   (4,847,027)      (5,142,223)
                                                              -----------      -----------
Total distributions to shareholders.........................   (4,867,673)      (5,161,810)
Net increase from capital share transactions (See Note 3)...    2,934,755        6,034,747
                                                              -----------      -----------
Total increase in net assets................................    1,831,313       16,556,098
NET ASSETS:
  Beginning of year.........................................   65,823,574       49,267,476
                                                              -----------      -----------
  End of year...............................................  $67,654,887      $65,823,574
                                                              ===========      ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                                               YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------
                                                       1999     1998     1997     1996     1995
                                                       ----     ----     ----     ----     ----
NET ASSET VALUE, beginning of year..................  $21.49   $17.73   $14.60   $13.63   $13.39
INCOME FROM OPERATIONS:
  Net investment income.............................    0.01     0.01     0.07     0.11     0.08
  Net realized and unrealized gain on investments...    1.20     5.55     4.10     2.76     3.17
                                                      ------   ------   ------   ------   ------
     Total from investment operations...............    1.21     5.56     4.17     2.87     3.25
                                                      ------   ------   ------   ------   ------
DISTRIBUTIONS:
  From net investment income........................   (0.01)   (0.01)   (0.07)   (0.14)   (0.08)
  From net realized gains on investments............   (1.60)   (1.79)   (0.97)   (1.76)   (2.93)
                                                      ------   ------   ------   ------   ------
     Total distributions............................   (1.61)   (1.80)   (1.04)   (1.90)   (3.01)
                                                      ------   ------   ------   ------   ------
NET ASSET VALUE, end of year........................  $21.09   $21.49   $17.73   $14.60   $13.63
                                                      ======   ======   ======   ======   ======
Total return........................................   5.79%   31.45%   28.88%   21.16%   24.97%
Ratio of net expenses to average net assets.........   1.24%    1.32%    1.41%    1.41%    1.69%
Ratio of net investment income to average net
  assets............................................   0.03%    0.02%    0.43%    0.71%    0.57%
Ratio of expenses to average net assets (1).........   1.26%    1.39%    1.55%    1.61%    1.86%
Portfolio turnover rate.............................     22%      32%      23%      45%      68%
NET ASSETS, end of year (000's)..................... $67,655  $65,824  $49,267  $37,358  $32,509

--------------------------------------------------------------------------------

(1) During certain periods, certain fees were waived. If such fee waivers had not occurred, the ratio would have been as indicated.
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

The M.S.B. Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company organized as a New York corporation. The Fund was incorporated under the laws of the State of New York on June 8, 1964. The investment objective of the Fund is to achieve long-term growth of capital for its shareholders.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income are declared and paid annually. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulation, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent such distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

E--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the year ended December 31, 1999.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services.

Effective August 1, 1999, administration services to the Fund changed from PFPC Inc. to BISYS Fund Services Ohio, Inc. (Administrator, Transfer Agent) (BISYS,
Ohio). BISYS, Ohio is a subsidiary of The BISYS Group, Inc. As compensation for its administrative services, the Fund pays the administrator a minimum monthly fee of $6,700 (exclusive for out-of-pocket expenses). The administrator waived approximately 16% of its administrative fee for the year ended December 31, 1999. The waiver amounted to $13,115.

Effective August 9, 1999, transfer agency services to the Fund changed from PFPC Inc. to BISYS, Ohio. As compensation for its services as transfer agent, the Fund pays the transfer agent a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses). The transfer agent waived approximately 8% of its fee for the year ended December 31, 1999. The waiver amounted to $4,500.

NOTE 3--CAPITAL STOCK

At December 31, 1999, there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 1999 and 1998, respectively, were as follows:

                                                                SHARES           AMOUNT
                                                                 (000)           ($000)
                                                              -----------   -----------------
                                                              1999   1998    1999      1998
                                                              ----   ----    ----      ----
Shares sold.................................................  266     280   $ 5,808   $ 5,638
Shares issued in reinvestment of dividends..................  194     195     4,000     4,169
                                                              ---    ----   -------   -------
                                                              460     475     9,808     9,807
Shares redeemed.............................................  316    (191)   (6,873)   (3,772)
                                                              ---    ----   -------   -------
Net increase................................................  144     284   $ 2,935   $ 6,035
                                                              ===    ====   =======   =======

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended December 31, 1999, were $13,965,882 and $14,843,821, respectively.

NOTE 5--FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the year ended December 31, 1999, the Fund declared long-term capital gain (20%) distributions of $4,660,872. For the taxable year ended December 31, 1999, 100% of income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of M.S.B. Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of M.S.B. Fund, Inc. (a New York corporation), including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements as of December 31, 1998 and for the year then ended and the financial highlights for each of the four years in the period ended December 31, 1998 were audited by other auditors whose report thereon dated February 5, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of M.S.B. Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio,
 February 10, 2000

                         CHANGE IN INDEPENDENT AUDITOR

In January 1999, KPMG LLP (KPMG) was terminated as independent accountant of M.S.B. Fund, Inc. (the Fund) and Arthur Andersen LLP (Arthur Andersen) was selected as the Fund's independent auditor. The Fund's selection of Arthur Andersen as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors and shareholders.

The reports on the financial statements prepared by KPMG for the years ended December 31, 1998 and 1997 for the Fund did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's two most recent fiscal years and up to and including January 1999, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

                                     M.S.B.
                                   FUND, INC.

                                    OFFICERS

Joseph R. Ficalora
President
Michael J. Gagliardi
First Vice President

Norman W. Sinclair
Second Vice President
Rodger D. Shay
Vice President and Assistant
  Secretary

Edward E. Sammons, Jr.
Vice President and Secretary
John J. McCabe
Vice President

Mark F. Trautman
Vice President
Steven D. Pierce
Treasurer

Alaina V. Metz
Assistant Secretary

BOARD OF DIRECTORS

Malcolm J. Delaney
Timothy A. Dempsey
Harry P. Doherty
Joseph R. Ficalora
David Freer, Jr.
Michael J. Gagliardi
David F. Holland
William A. McKenna, Jr.
Norman W. Sinclair
Ian D. Smith

                                     M.S.B.
                                   FUND, INC.

M.S.B. FUND, INC.
c/o Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, Ohio 45202

ANNUAL REPORT
December 31, 1999